SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 23, 1997



                          PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                     1-12332            95-2492236
   (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)              File Number)        Identification No.)


    2801 Highway 280 South, Birmingham, Alabama                   35223
     (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code    (205) 879-9230


                                      N/A
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

     On April 23, 1997, Registrant issued a press release with respect to its earnings which is included as an Exhibit to this Current Report and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

       (c)   Exhibits

              The following exhibit is included herein.

                   Exhibit 99: Press Release dated April 23, 1997.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PROTECTIVE LIFE CORPORATION


                                         BY    /s/Jerry W. DeFoor
                                                  Jerry W. DeFoor
                                                  Vice President and Controller

Dated:   April 29, 1997

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                                Exhibit Index


Exhibit Number            Description                           Page Number

         99.          Press Release Dated April 23, 1997




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